SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 9, 2005

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------- -------------------------------------- (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2005, Ventiv Health, Inc. (the "Company"), the Company held a conference call in connection with the announcement of its financial results for the quarter ended March 31, 2005. A transcript of the Company’s conference call is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The conference call script includes the following non-GAAP financial information:
1.	Earnings from continuing operations and diluted earnings per share that excludes a one-time tax adjustment during the quarter ended March 31, 2005.
2.
Forward-looking information concerning diluted earnings per share for fiscal year 2005 excluding the effect of this one-time tax adjustment and an increase, as of the first quarter of 2005, in the Company’s long-term effective tax rate.

3.	Operating earnings of the Company’s Ventiv Clinical Services division, excluding amortization of intangible assets.

Management believes that the foregoing information is useful to investors in assessing the performance of the Company’s operations on a consistent basis from period to period. The following tables reconcile the Company’s results, or forecasted results, with each of the measures described above.

The following table reconciles earnings from continuing operations and diluted earnings per share that excludes a one-time tax adjustment during the quarter ended March 31, 2005:

(in thousands, except tax rate and EPS)			Pro Forma
	As reported	Tax Benefit	Excluding tax benefit
Earnings from continuing operations before income taxes	$12,611	$--	$12,611
Provision for income taxes	(3,419)	1,600	(5,019)
Earnings from continuing operations	$9,192	$1,600	$7,592

Effective tax rate	27.1%		39.8%
Diluted shares outstanding	27,678		27,678
EPS from continuing operations	$0.33	$0.06	$0.27

The following table reconciles forward-looking information concerning diluted earnings per share for fiscal year 2005 excluding the effect of this one-time tax adjustment and an increase, as of the first quarter of 2005, in the Company’s long-term effective tax rate:

(in millions, except earnings per share)	Twelve Months Ended December 31, 2005
Earnings per Share (EPS).……………………………………………………	$1.09- $1.15
Net income (in millions)………………………………………………...	$31.1-$32.8
Tax adjustment (benefit), offset by higher tax rate…………….………..	$0.8- $0.8
Pro forma net income, excluding tax adjustment and higher tax rate…...	$30.3-$32.0
Pro forma EPS, excluding tax adjustment and higher tax rate…………...…..	$1.06- $1.12

The following table reconciles the Ventiv Clinical Services’ operating earnings included in the conference call transcript to the segment’s actual operating earnings, as reported during the first quarter of 2005:
(in millions, except operating margin)	First Quarter Ended March 31, 2005	Operating Margin
Ventiv Clinical Services (“VCS”) Revenue…………………………	$24.7
VCS operating earnings.………………………….…………………	$2.0	8.1%
Amortization of intangible assets………………………………	$0.2
VCS pro forma operating earnings, excluding amortization of intangible assets	$2.2	8.9%

* * * * *

The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

This Current Report contains statements concerning diluted earnings per share for the Company’s 2005 fiscal year excluding the effect of a one-time tax adjustment and an increase, as of the first quarter of 2005, in the Company’s long-term effective tax rate. Such statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks that may cause the Company’s performance to differ materially from such forward-looking information. Such risks include, without limitation: changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing; the Company’s ability to compete successfully with other service providers in the market; the Company’s ability to maintain client contracts or to enter into new contracts; uncertainties related to the negotiation of future contract terms; and the Company’s ability to successfully operate recently acquired businesses.

The forward-looking statements contained in this Report speak only as of the date hereof and are based upon information available to us at this time. Such information is subject to change, and the Company will not necessarily publicly announce any such changes. Except as required by applicable laws or regulations, the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Transcript of Company Conference Call held on May 9, 2005
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: May 13, 2005 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Transcript of Company Conference Call held on May 9, 2005